Exhibit 99(a)




                           PURCHASE AND SALE AGREEMENT



                                 By and Between



                 THE PACIFIC TELESIS GROUP MASTER PENSION TRUST



                                    "PacTel,"



                                       and



                  THE TAUBMAN REALTY GROUP LIMITED PARTNERSHIP



                                     "TRG,"



                                     Dated:
                                  July 17, 1996






Certain  portions of this document have been omitted and  separately  filed with
the  Securities  and  Exchange   Commission  with  a  request  for  confidential
treatment.

                               TABLE OF CONTENTS
                               -----------------


                                                                         PAGE
                                                                         ----

RECITALS AND CERTAIN DEFINITIONS...........................................1

ARTICLE I - PURCHASE AND SALE..............................................1

      1.1   Purchase and Sale of the PacTel Interest.......................1
      1.2   Purchase Price.................................................3

ARTICLE II - REPRESENTATIONS, WARRANTIES AND COVENANTS.....................3

      2.1   Representations and Warranties of TRG..........................3
      2.2   Survival of TRG's Representations and Warranties...............4
      2.3   No Other Representations or Warranties by TRG..................5
      2.4   Representations and Warranties of PacTel ......................5
      2.5   Survival of PacTel's Representations and Warranties............7
      2.6   As-Is Sale.....................................................8
      2.7   Knowledge......................................................9

ARTICLE III - CLOSING......................................................9

      3.1   Closing  ......................................................9
      3.2   Closing Documents.............................................10

            3.2.1    TRG's Deliveries.....................................10
            3.2.2    PacTel's Deliveries..................................10

ARTICLE IV - INDEMNIFICATION..............................................10

      4.1   TRG's Indemnification of PacTel ..............................10
      4.2   PacTel's Indemnification of TRG ..............................11
      4.3   Procedure for Indemnification.................................13
      4.4   Survival .....................................................15
      4.5   Limitation on PacTel's Liability for Indemnity................17

ARTICLE V - PRORATIONS AND ADJUSTMENTS....................................18

ARTICLE VI - MISCELLANEOUS................................................18

      6.1   Allocations...................................................18
      6.2   Notices  .....................................................18
      6.3   Legal Fees and Other Costs....................................20
      6.4   Successors and Assigns........................................20
      6.5   Governing Law.................................................20
      6.6   Captions .....................................................20
      6.7   References; Gender............................................20
      6.8   Entire Agreement; Amendment...................................21

                                       (i)

      6.9   Severability..................................................21
      6.10  Time is of the Essence........................................21
      6.11  Public Disclosure.............................................21
      6.12  Additional Actions and Documents..............................22
      6.13  Waiver; Modification..........................................22
      6.14  Cumulative Remedies...........................................22
      6.15  Commission....................................................22
      6.16  Counterparts..................................................23
      6.17  Exhibits and Schedules........................................23

SIGNATURE PAGE       .....................................................23

EXHIBITS
--------

A      -    Assignment of Partnership Interest

SCHEDULES
---------

4.2    -    Certain Lawsuits, Claims and other obligations



                                      (ii)

                           PURCHASE AND SALE AGREEMENT


       THIS PURCHASE AND SALE AGREEMENT (this "Agreement") is entered into on this 17th day of July, 1996, by and among Boston Safe Deposit and Trust Company as trustee of the Pacific Telesis Group Master Pension Trust ("PacTel"), and The Taubman Realty Group Limited Partnership ("TRG"), a Delaware limited partnership.

       The following are the facts underlying this Agreement:

       A. PacTel is the owner of a 75% partnership interest in Fairlane Town Center (the "Partnership"), a Michigan co-partnership (the "PacTel Interest").

       B. TRG is the owner of a 25% partnership interest in the Partnership. Prior to Closing (as defined below) TRG will have assigned a one percent (1%) partnership interest in the Partnership to The TRG Trust VIII.

       C. TRG and PacTel desire to have PacTel sell, assign and transfer to TRG the PacTel Interest upon the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the representations and warranties and the covenants and agreements contained in this Agreement, the parties, intending to be legally bound, hereto hereby agree as follows:

                                   ARTICLE I

                               PURCHASE AND SALE
                               -----------------

       1.1 Purchase and Sale of the PacTel Interest. Subject to all of the terms and conditions set forth in this Agreement, PacTel agrees to sell, assign and transfer the PacTel Interest to TRG effective on and as of the Closing Date (as defined below) in accordance with the terms and conditions contained herein. The parties acknowledge that such sale is intended to be a taxable event under the Internal Revenue Code of 1986, as amended (the "Code"). As a result of such sale, assignment and transfer, PacTel agrees that effective as of the Closing Date it shall withdraw as a partner in the Partnership and shall cease to have any right or interest in or to the Partnership, its property and its business, subject to the provisions set forth below in this Section 1.1. From and after the Closing Date,
(i) except as otherwise provided in Section 4.2 hereof, PacTel shall cease to represent itself as a partner in the Partnership or as a person otherwise representing or having authority to bind the Partnership, and (ii) PacTel shall cease to have any responsibility for any of the debts, liabilities or obligations of or relating to the Partnership first arising or first accruing after the Closing Date. Notwithstanding the foregoing, (i) nothing contained herein shall affect any indirect interest in the Partnership which PacTel may have or may in the future have by virtue of PacTel's ownership of any units of partnership interest in TRG and (ii) except as otherwise provided in Article IV hereof, nothing contained in this Agreement shall affect any of PacTel's rights or obligations under the partnership agreement of the Partnership or under law to the extent they relate to the period of time when PacTel owned the PacTel Interest, or to claims or liabilities which are asserted on or after the Closing Date which relate to any period prior to the Closing Date, and without limiting the foregoing, PacTel shall have (x) all of its existing rights to contribution and indemnification from TRG and/or the Partnership under the partnership agreement of the Partnership or law, if any, (y) the right to receive income tax information relating to the Partnership with respect to any period on or prior to the Closing Date, and (z) the right to audit, review and have access to the books and records of the Partnership which relate to any period on or prior to the Closing Date. PacTel covenants and agrees that on the Closing Date, the PacTel Interest shall be free of any pledge, lien, encumbrance, or rights of others of any kind, except for (i) the rights of TRG pursuant to this Agreement and (ii) the terms and conditions of the partnership agreement of the Partnership. TRG expressly waives, on its own behalf and on behalf of the Partnership, any rights of first offer, rights of first refusal or similar rights that it or the Partnership may have to purchase the PacTel Interest pursuant to the partnership agreement of the Partnership.

       1.2 Purchase Price. TRG hereby agrees to pay, by means of a federal funds wire transfer on the Closing Date, the sum of $65,575,000 (the "Purchase Price") for the PacTel Interest.

                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS
                    -----------------------------------------

       2.1 Representations and Warranties of TRG. To induce PacTel to enter into this Agreement, TRG hereby represents and warrants to PacTel as follows:

          (a) TRG is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, and has made all filings and recordings necessary to exist, operate and to do business under all presently applicable statutes, laws, ordinances and governmental rules and regulations ("Governmental Regulations") and has the partnership power and authority to own, operate and lease its properties, to carry on its business as currently conducted and to execute and deliver this Agreement and any other documents and instruments to be delivered by it pursuant to or in connection with this Agreement, and to perform all of its obligations under this Agreement and any other documents and instruments to be delivered by TRG pursuant hereto or in connection herewith;

          (b) The execution, delivery and performance by TRG of this Agreement and all other documents and instruments required to be delivered by TRG pursuant hereto or in connection herewith, the fulfillment of and the compliance by TRG with the respective terms and provisions hereof and thereof, and the due consummation by TRG of the transaction contemplated hereby and thereby, have been duly and validly authorized by all necessary partnership actions of TRG (none of which actions have been modified or rescinded, and all of which actions are in full force and effect), and do not:
               (a) require any consent or approval of any partner, lender, creditor, investor or, to the best of TRG's knowledge, judicial or administrative body, Authority or other party which has not already been obtained; or (b) conflict with, or result in a breach of, or constitute a default under, any partnership agreement, articles of incorporation, bylaws, shareholders agreement, bond, note or other evidence of indebtedness, contract, indenture, mortgage, deed of trust, loan, lease, or any other agreement or instrument to which TRG is a party or by which TRG or any of TRG's properties may be bound or affected or, to the best of TRG's knowledge, any Governmental Regulation presently applicable to TRG;

          (c) No authorization, consent, order, approval or license of or filing with, or other act by or in respect of any federal, state or local governmental body, board, commission or agencies ("Authority") is or will be necessary to permit the valid execution, delivery and performance by TRG of this Agreement or any of the instruments or documents to be executed and delivered by TRG pursuant to or in connection with this Agreement;

          (d) This Agreement constitutes, and all other documents and instruments to be delivered by TRG pursuant hereto or in connection herewith will constitute, legal, valid and binding obligations of TRG, enforceable against TRG in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting generally the enforcement of creditors' rights and general principles of equity;

          (e) No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy or other similar legal proceedings are pending or, to the best of TRG's knowledge, threatened against TRG nor are any such proceedings contemplated by TRG. TRG has never been a debtor under any case commenced under the United States Bankruptcy Code;

          (f) As of the date hereof, TRG has no actual knowledge of any outstanding amounts currently owing to PacTel by TRG or the Partnership, including without limitation, any distributions owing by the Partnership to PacTel. All reserves established by the Partnership are reasonable in amount and are consistent with past practices of the Partnership; and

          (g) The liability insurance carried by the Partnership is on an "occurrence basis" and will be effective after the Closing Date to cover claims against the Partnership in accordance with the terms and conditions of the policy, and to the extent of the coverage provided thereby, arising out of events occurring prior to the Closing Date.

       2.2 Survival of TRG's Representations and Warranties. All representations and warranties made by TRG in Section 2.1 and 6.15 of this Agreement shall not merge into the instruments of conveyance to be delivered at the Closing and shall survive the Closing until the second (2nd) anniversary of the Closing Date, at which time such representations and warranties shall automatically expire, except as hereinafter specifically set forth. If, prior to the second
(2nd) anniversary of the Closing Date, PacTel alleges in writing to TRG that any specific representation or warranty given by TRG was untrue when made or was breached by TRG (which written allegation shall identify with reasonable specificity the contested representation or warranty and the facts supporting PacTel's allegation), then the contested representation and warranty shall survive, solely with respect to the claims so alleged, until the third (3rd) anniversary of the Closing Date, at which time it shall automatically expire, unless PacTel has filed a lawsuit with respect thereto prior to the third (3rd) anniversary of the Closing Date (and if such lawsuit is filed, the contested representation and warranty, solely with respect to the claims alleged in such lawsuit, shall survive until the lawsuit is resolved, at which time it shall automatically expire).

       2.3 No Other Representations or Warranties by TRG. Nothing in any of the documents or instruments to be delivered by TRG at the Closing shall be deemed to expand or alter in any manner the representations and warranties set forth in this Agreement. Except as expressly set forth in this Agreement and in all certificates, documents and instruments delivered pursuant to or in connection with this Agreement, no representations, warranties or certifications regarding the subject matter of this Agreement have been made or are made, and no responsibility regarding the subject matter of this Agreement has been or is assumed, by TRG or by any partner, officer, employee or equity owner in TRG as to any fact or condition. The parties hereto agree that all undertakings and agreements heretofore made between them or their respective agents or representatives with respect to the subject matter hereof are merged in this Agreement and the Exhibits and Schedules attached hereto and in all certificates, documents and instruments to be delivered pursuant to or in connection with this Agreement, which alone fully and completely express their agreement. The terms and provisions of this Section 2.3 shall survive the Closing, notwithstanding any provision of this Agreement to the contrary.

       2.4 Representations and Warranties of PacTel. To induce TRG to enter into this Agreement, PacTel hereby represents, warrants, and covenants to and with TRG as follows:

          (a) As of the date hereof, PacTel has no actual knowledge of any outstanding amounts currently owing to PacTel by TRG or the Partnership under the partnership agreement of the Partnership except as may be provided for in this Agreement or in any certificates, documents or instruments executed and delivered by TRG pursuant to or in connection with this Agreement;

          (b) As of the Closing, PacTel will convey to TRG good title to the PacTel Interest free and clear of any lien, claim, pledge, encumbrance, security interest, or rights of others of any kind, except for the terms and conditions of the partnership agreement of the Partnership;

          (c) Prior to Closing, PacTel shall deliver to TRG copies of the environmental and engineering reports or studies obtained by PacTel with respect to the Partnership or its properties from and after June 1, 1995. PacTel shall reasonably cooperate with TRG in having any such reports or studies addressed or certified to the Partnership;

          (d) PacTel is a trust duly created and validly existing under the laws of the State of California, and has made all filings and recordings necessary to exist, operate and to do business under all presently applicable Governmental Regulations and has the trust power and authority to own, operate and lease its properties, to carry on its business as currently conducted and to execute and deliver this Agreement and any other documents and instruments to be delivered by it pursuant to or in connection with this Agreement, and to perform all of its obligations under this Agreement and any other documents and instruments to be delivered by PacTel pursuant hereto or in connection herewith;

          (e) The execution, delivery and performance by PacTel of this Agreement and all other documents and instruments required to be delivered by PacTel pursuant hereto or in connection herewith, the fulfillment of and the compliance by PacTel with the respective terms and provisions hereof and thereof, and the due consummation by PacTel of the transaction contemplated hereby and thereby, have been duly and validly authorized by all necessary trust actions of PacTel (none of which actions have been modified or rescinded, and all of which actions are in full force and effect), and do not: (a) require any consent or approval of any lender, creditor, beneficiary or, to the best of PacTel's knowledge, judicial or administrative body, Authority or other party which has not already been obtained; or (b) conflict with, or result in a breach of, or constitute a default under, any partnership agreement, articles of incorporation, bylaws, shareholders agreement, bond, note or other evidence of indebtedness, contract, indenture, mortgage, deed of trust, loan, lease, or any other agreement or instrument to which PacTel is a party or by which PacTel or any of PacTel's properties may be bound or affected or, to the best of PacTel's knowledge, any Governmental Regulation presently applicable to PacTel; provided, however, that the representations and warranties set forth in this subparagraph (e) shall not cover, include or extend to any documents, instruments, agreements, bonds, notes, evidences of indebtedness, contracts, indentures, mortgages, deeds of trust, loans, leases or any other agreement or instrument to which the Partnership is a party or by which the Partnership's property may be bound or affected and which was not executed by PacTel;

          (f) No authorization, consent, order, approval or license of or filing with, or other act by or in respect of any Authority is or will be necessary to permit the valid execution, delivery and performance by PacTel of this Agreement or any of the instruments or documents to be executed and delivered by PacTel pursuant to or in connection with this Agreement;

          (g) This Agreement constitutes, and all other documents and instruments to be delivered by PacTel pursuant hereto or in connection herewith will constitute, legal, valid and binding obligations of PacTel, enforceable against PacTel in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting generally the enforcement of creditors' rights and general principles of equity; and

          (h) No attachments, execution proceedings, assignments for the benefit of creditors, insolvency, bankruptcy or other similar legal proceedings are pending or, to the best of PacTel's knowledge, threatened against PacTel nor are any such proceedings contemplated by PacTel. PacTel has never been a debtor under any case commenced under the United States Bankruptcy Code.

       2.5 Survival of PacTel's Representations and Warranties. All representations and warranties made by PacTel in Section 2.4 and 6.15 of this Agreement shall not merge into the instruments of conveyance to be delivered at the Closing and shall survive the Closing until the second (2nd) anniversary of the Closing Date, at which time such representations and warranties shall automatically expire, except as hereinafter specifically set forth. If, prior to the second (2nd) anniversary of the Closing Date, TRG alleges in writing to PacTel that any specific representation or warranty given by PacTel was untrue when made or was breached by PacTel (which written allegation shall identify with reasonable specificity the contested representation or warranty and the facts supporting TRG's allegation), then the contested representation and warranty shall survive, solely with respect to the claims so alleged, until the third (3rd) anniversary of the Closing Date, at which time it shall automatically expire, unless TRG has filed a lawsuit with respect thereto prior to the third (3rd) anniversary of the Closing Date (and if such lawsuit is filed, the contested representation and warranty, solely with respect to the claims alleged in such lawsuit, shall survive until the lawsuit is resolved, at which time it shall automatically expire).

       2.6 As-Is Sale. Nothing in any of the documents or instruments to be delivered by PacTel at the Closing shall be deemed to expand or alter in any manner the representations and warranties set forth in this Agreement. Except as expressly set forth in this Agreement and in all certificates, documents and instruments delivered pursuant to or in connection with this Agreement, no representations, warranties or certifications regarding the subject matter of this Agreement have been made or are made, and no responsibility regarding the subject matter of this Agreement has been or is assumed, by PacTel or by any trustee, officer, employee, beneficiary or representative as to any fact or condition which has or might affect the PacTel Interest or any portion thereof. Without limiting the foregoing, TRG acknowledges that (i) it has served as managing partner of the Partnership and has had full access to the books, records, reports and property of the Partnership, (ii) TRG is relying upon its own knowledge, inspection and investigation of the Partnership and the physical, environmental, economic, legal and other condition or status of the property owned by the Partnership, (iii) TRG has not received from PacTel any accounting, tax, legal, architectural, engineering, environmental, property management or other advice with respect to the purchase of the PacTel Interest and has relied instead solely upon the advice of its own accounting, tax, legal, architectural, engineering, environmental, property management or other advisors, and (iv) except for the representations and warranties expressly made herein by PacTel, TRG is purchasing the PacTel Interest in its "AS IS" condition and WITH ALL FAULTS on the Closing Date and assumes the risk that adverse physical, environmental, economic, legal or other conditions may not be known to TRG or may not have been revealed by its inspection or investigation. The parties hereto agree that all undertakings and agreements heretofore made between them or their respective agents or representatives with respect to the subject matter hereof are merged in this Agreement and the Exhibits and Schedules attached hereto and in all certificates, documents and instruments to be delivered pursuant to Section 3.2 hereof, which alone fully and completely express their agreement, and that this Agreement has been entered into after full investigation, or with the parties satisfied with the opportunity afforded for investigation of, the PacTel Interest and no party is relying upon any statement or representation by any other party unless such statement or representation is specifically embodied in this Agreement or in the Exhibits or the Schedules attached hereto or in any certificates, documents and instruments to be delivered pursuant to or in connection with this Agreement. The terms and provisions of this Section 2.6 shall survive the Closing, notwithstanding any provision of this Agreement to the contrary.

       2.7 Knowledge. TRG shall not have any liability for, nor shall it be deemed to have breached, any representation or warranty set forth in this Agreement to the extent that prior to the Closing Date, PacTel had actual knowledge that all or any part of such representation or warranty made by TRG was not true on the Closing Date, but only to the extent of those portions of such representation and warranty that were known by PacTel to be untrue. PacTel shall not have any liability for, nor shall PacTel be deemed to have breached, any representation or warranty set forth in this Agreement to the extent that prior to the Closing Date, TRG had actual knowledge that all or any part of such representation or warranty made by PacTel was not true on the Closing Date, but only to the extent of those portions of such representation and warranty that were known by TRG to be untrue.

                                   ARTICLE III

                                     CLOSING
                                     -------

       3.1 Closing. The consummation of the transactions contemplated by this Agreement (the "Closing") shall occur at the office of Miro Weiner & Kramer, Suite 100, 500

North Woodward Avenue, Bloomfield Hills, Michigan 48304. The Closing shall occur on July 17, 1996, or on such other date as the parties may agree (the "Closing Date").

       3.2  Closing Documents.

           3.2.1 TRG's Deliveries.  At the Closing, TRG shall deliver to PacTel:

               (a) An acceptance of the Assignment of Partnership Interest (as defined below), executed by TRG.

               (b) A release from TRG in favor of PacTel pursuant to which TRG releases PacTel from any and all claims alleged by it in that certain lawsuit titled Taubman Realty Group L.P. v. Comerica Bank (Mich. Cir. Ct. Oakland County No. 95-510033-CK) (the "Lawsuit").

               (c) An opinion of Miro Weiner & Kramer, legal counsel for TRG, in form and substance reasonably satisfactory to PacTel, as to (i) due authorization, execution and delivery of this Agreement, and the documents described in this Section 3.2.1, by TRG and (ii) such other matters as may be reasonably required by PacTel.

       3.2.2 PacTel's Deliveries. At the Closing, PacTel shall deliver to TRG, as applicable:

               (a) Assignment of Partnership Interest in the form of Exhibit A, attached hereto and made a part hereof (the "Assignment of Partnership Interest"), assigning the PacTel Interest to TRG in the condition required hereunder.

               (b) A release from PacTel in favor of TRG pursuant to which PacTel releases TRG from any and all claims alleged by it in the Lawsuit.

               (c) The opinion of Sheppard Mullin Richter & Hampton, legal counsel for PacTel, in form and substance reasonably satisfactory to TRG, as to (i) the due authorization, execution and delivery of this Agreement, and the documents described in this Section 3.2.2, by PacTel and (ii) such other matters as may be reasonably required by TRG.

               (d)  PacTel's  Foreign   Investment  in  Real  Property  Tax  Act
                    certification.

                                   ARTICLE IV

                                 INDEMNIFICATION
                                 ---------------

       4.1 TRG's  Indemnification  of PacTel.  TRG hereby  agrees to  indemnify, defend, and hold harmless PacTel and its officers, directors, employees, fiduciaries, trustees, representatives, affiliates, successors and assigns (the "PacTel Indemnitees") from and against all (and in the case of (c) below, the Partnership and its successors and assigns (the "Partnership Indemnitees") from and against 25% of all) demands, claims, actions, causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon, or incurred by a PacTel Indemnitee by reason of or resulting from (a) any misrepresentation or breach of any of TRG's representations or warranties contained in Section 2.1 or 6.15 of this Agreement or in any document or instrument delivered by TRG to PacTel at or in connection with the Closing; (b) any breach by TRG of, or a default by TRG under, any of the provisions of this Agreement or any other document or instrument delivered to PacTel by TRG at or in connection with the Closing; (c) any actual or alleged obligation, liability, or expense (or related claim) of the Partnership (or any partner thereof by virtue of its partnership interest in the Partnership) first arising or first accruing prior to the Closing Date, including, without limitation, all of the Partnership's existing lawsuits, claims or obligations listed on Schedule 4.2 hereto; (d) any actual or alleged obligation, liability or expense (or related claim) of the Partnership (or any partner thereof by virtue of its partnership interest in the Partnership) or property owned by the Partnership, first arising or first accruing on or after the Closing Date; and
(e) any actual or alleged obligation, liability, or expense (or related claim) of the Partnership (or any partner thereof by virtue of its partnership interest in the Partnership) first arising or first accruing prior to the Closing Date up to a maximum aggregate amount of * Dollars ($ * ) after PacTel satisfies, and without affecting any of, PacTel's indemnity obligations under clause * of
Section 4.2 below (which is subject to the limitations set forth in Section 4.5 below) or PacTel's indemnity

* Text omitted and separately filed with the Securities and Exchange Commission.

obligations under clause * of Section 4.2 expire in accordance with the provisions of Section *.

      4.2 PacTel's Indemnification of TRG. PacTel hereby agrees to indemnify, defend, and hold harmless TRG and its officers, directors, employees, representatives, affiliates, successors and assigns (the "TRG Indemnitees") from and against all (and in the case of (c) below, the Partnership and Partnership Indemnitees from and against 75% of all) demands, claims, actions, causes of action, assessments, losses, damages, liabilities, costs, and expenses, including, without limitation, interest, penalties and reasonable attorneys' fees and disbursements, asserted against, resulting to, imposed upon, or incurred by a TRG Indemnitee or a Partnership Indemnitee by reason of or resulting from (a) any misrepresentation or breach of any of PacTel's representations or warranties contained in Section 2.4 or 6.15 of this Agreement or in any document or instrument delivered by PacTel to TRG at or in connection with the Closing; (b) any breach by PacTel of, or a default by PacTel under, any of the provisions of this Agreement or any other document or instrument delivered to TRG or the Partnership by PacTel at or in connection with the Closing; and (c) any actual or alleged obligation, liability, or expense (or related claim) of the Partnership (or any partner thereof by virtue of its partnership interest in the Partnership) first arising or first accruing prior to the Closing Date, including, without limitation, all of the Partnership's existing lawsuits, claims or obligations listed on Schedule 4.2 hereto. Notwithstanding anything to the contrary contained herein, PacTel shall have no liability to TRG, any of the TRG Indemnities, the Partnership or any of the Partnership Indemnitees under the foregoing clause *, (i) unless and until the damages and claims for indemnities under such clause * exceed the total sum of $
* (i.e., damages and claims against the Partnership in excess of $ * ), (ii) for the Partnership's non-payment of any normal obligations, costs or expenses incurred by the Partnership, or

* Text omitted and separately filed with the Securities and Exchange Commission.

which result from or which relates to products or materials provided to or services rendered to or on behalf of the Partnership, prior to the Closing Date in connection with the normal management, operation and maintenance of the Fairlane Town Center Shopping Center and for refunding any prepaid rent or security deposits to tenants, and (iii) for damages and claims for indemnities under clause *, which, in the aggregate, exceeds $ * (i.e., damages and claims against the Partnership in excess of $ * ). If a Claim (as hereafter defined) arises out of an act or omission of The Taubman Company Limited Partnership ("TTC"), in its capacity as property manager of the Fairlane Town Center, TRG agrees that if such event constitutes a breach of the Management Agreement, dated March 14, 1989, between TTC and the Partnership or otherwise is an event for which TTC is liable under the Management Agreement, TRG will cause the Partnership to pursue diligently the Partnership's rights against TTC, failing which PacTel shall have the right to act as the agent of the Partnership to pursue its rights against TTC and to pursue, without TRG's consent or concurrence, all of the Partnership's remedies against TTC.

      4.3 Procedure for Indemnification. If a party (the "Obligated Party") is required to indemnify the other party (the "Indemnified Party") under the terms of this Agreement with respect to a third-party claim, then this Section 4.3 shall govern the procedure with respect to such indemnification. If the Indemnified Party is the Partnership, then the Obligated Party shall be TRG and PacTel acting jointly. Upon receipt by the Indemnified Party of notice of any claim or matter for which it is entitled to seek indemnification from the Obligated Party under the terms hereof (the "Claim"), the Indemnified Party shall promptly notify the Obligated Party of the Claim, but the failure to notify the Obligated Party will not relieve the Obligated Party of any liability that it may have to any Indemnified Party, except to the extent that the Obligated Party is prejudiced by the Indemnifying Party's failure to give such notice. The

* Text omitted and separately filed with the Securities and Exchange Commission.

Obligated Party shall contest and defend against the Claim; provided, however, that the Obligated Party shall not commit, suffer, or permit any act or omission which would cause the Indemnified Party to incur, or expose the Indemnified Party to the incurrence of, any civil fines or criminal penalties. The Obligated Party shall keep the Indemnified Party informed of the progress of the defense against the Claim which shall be diligently pursued. If the Obligated Party assumes the defense of any Claim, no compromise or settlement of such Claim may be effected by the Obligated Party without the Indemnified Party's consent unless (A) there is no finding or admission of any violation by the Indemnified Party of any applicable laws, rules, regulations or other legal requirements or any violation by the Indemnified Party of the rights of any person or entity and no effect on other claims that may be made against the Indemnified Party, and
(B) the sole relief provided is monetary damages that are paid in full by the Obligated Party. If a final adjudication (i.e., an adjudication with respect to which the time for taking all appeals as of right has lapsed or with respect to which no further appeal is legally available) of such Claim is rendered against the Indemnified Party, by a court of competent jurisdiction, the Obligated Party shall, within thirty (30) days after such adjudication becomes final, pay and satisfy such Claim. The Obligated Party shall notify the Indemnified Party in writing within ten (10) business days after an adjudication is rendered as to whether the Obligated Party will appeal the adjudication. If the Obligated Party notifies the Indemnified Party that it will not appeal an adjudication, then the Indemnified Party may undertake such appeal, at its sole cost and expense, in which case the Indemnified Party shall notify the Obligated Party at least ten
(10) business days' prior to the last date on which the Obligated Party is required to pay and satisfy the Claim pursuant to this Section 4.3 and the Obligated Party shall within twenty (20) business days' after such notification deposit into escrow, with a national financial institution or title company reasonably acceptable to the Indemnified Party and the Obligated Party, the amount necessary to pay and satisfy the Claim.

Upon depositing such amount, the Obligated Party shall be released from any further obligation hereunder to pay, satisfy and contest the Claim. The escrowed amount shall be disbursed and applied as follows: first, to the Indemnified Party, at any time upon demand by the Indemnified Party, to be used to pay and satisfy such Claim; second, to the Indemnified Party for the payment or reimbursement of the reasonable costs and expenses incurred by the Indemnified Party in prosecuting such appeal; and third, any excess to the Obligated Party. If the Obligated Party fails to contest and defend against, or to pay and satisfy the Claim within such thirty (30) days, then the Indemnified Party may, at its option, contest and defend against and/or pay and satisfy the Claim, in which case the Obligated Party shall immediately reimburse the Indemnified Party for all costs and expenses (such as, but not limited to, actual attorneys' fees and disbursements) incurred by the Indemnified Party in contesting and defending against and/or paying and satisfying the Claim and enforcing the indemnification, together with interest on such costs and expenses from the time incurred until the time paid at the lower of (i) three percent (3%) in excess of the prime rate announced by Chemical Bank, from time to time, or (ii) the highest rate permitted by law. Each party agrees to cooperate with the reasonable requests of the other party in contesting, defending, paying, satisfying or appealing an adjudication rendered with respect to any Claim. If, as a result of an appeal, insurance recovery or otherwise, the Indemnified Party recovers from a third party any amounts with respect to which the Obligated Party made payments to or for the account of the Indemnified Party under this
Article IV, the Indemnified Party shall promptly pay over to the Obligated Party any amounts so recovered.

      A claim for indemnification for any matter not involving a third party claim may be asserted by notice to the party from whom indemnification is sought.

       4.4 Survival.  (a) The indemnities  and  obligations  under clause (a) of
Section 4.1 and clause (a) of Section 4.2 with respect to any misrepresentation or breach of representation or warranty shall survive the Closing until the second (2nd) anniversary of the Closing Date. Such indemnities and obligations shall automatically expire on the second (2nd) anniversary of the Closing Date, unless a party has made a claim in writing with respect thereto prior to the second (2nd) anniversary of the Closing Date, in which case such indemnities and obligations shall survive, solely with respect to such claim, until the third (3rd) anniversary of the Closing Date, at which time such indemnities and obligations shall automatically expire, unless a party has filed a lawsuit or, in the case of a third-party Claim, given notice to the Obligated Party pursuant to Section 4.3 with respect thereto prior to the third (3rd) anniversary of the Closing Date (and if such lawsuit is filed or notice given, such indemnities and obligations, solely with respect to such Claim in such lawsuit or notice, shall survive until the lawsuit or Claim is resolved, at which time such indemnities and obligations shall automatically expire).

                  (b) The indemnities and obligations set forth in clause (b) of
      Section 4.1 and clause (b) of Section 4.2 shall survive the Closing for a period of five (5) years following the Closing Date. Such indemnities and obligations shall automatically expire at the end of such five (5) year period unless a party has made a claim in writing with respect thereto prior to the expiration of such five (5) year period, in which case such indemnities and obligations shall survive, solely with respect to such claim, for an additional one (1) year period after such five (5) year period, at which time such indemnities and obligations shall automatically expire, unless a party has filed a lawsuit or, in the case of a third-party Claim, given notice to the Obligated Party pursuant to Section
      4.3 with respect thereto prior to the end of such additional one (1) year period (and if such lawsuit is filed or notice given, such indemnities and obligations, solely with respect to such claim in such lawsuit or notice, shall survive until the lawsuit or claim is resolved, at which time such indemnities and obligations shall automatically expire).

            (c) Notwithstanding the foregoing, the indemnity obligations under clause (b) of Section 4.2 with respect to PacTel's obligations under the Assignment of Partnership Interest shall survive the Closing indefinitely.

            (d) The  indemnities  and  obligations  set forth in  clause  (c) of
Section 4.2 shall survive the Closing for a period of three (3) years following the Closing Date. Such indemnities and obligations shall automatically expire at the end of such three (3) year period unless a party has made a claim in writing with respect thereto prior to the expiration of such three (3) year period, in which case such indemnities and obligations shall survive, solely with respect to such claim, for an additional one (1) year period after such three (3) year period, at which time such indemnities and obligations shall automatically expire, unless a party has filed a lawsuit or, in the case of a third-party Claim, given notice to the Obligated Party pursuant to Section 4.3 with respect thereto prior to the end of such additional one (1) year period (and if such lawsuit is filed or notice given, such indemnities and obligations, solely with respect to such claim in such lawsuit or notice, shall survive until the lawsuit or claim is resolved, at which time such indemnities and obligations shall automatically expire).

            Section  4.5   Limitation  on  PacTel's   Liability  for  Indemnity.
Notwithstanding anything contained herein to the contrary, PacTel's total liability to TRG for any indemnity obligation of PacTel under clause * of
Section 4.2 above shall be limited to the aggregate sum of * Dollars ($ * ).

* Text omitted and separately filed with the Securities and Exchange Commission.

                                    ARTICLE V

                           PRORATIONS AND ADJUSTMENTS
                           --------------------------

      The Partnership currently makes its distributions to its partners as of the 15th of each calendar month. If the Closing Date occurs on the 15th of a month, PacTel shall be deemed to own the PacTel Interest on such date and therefore be entitled to the Partnership distribution on such date. No closing adjustments or prorations shall be made with respect to the PacTel Interest.

                                   ARTICLE VI

                                  MISCELLANEOUS
                                  -------------

      6.1 Allocations. Notwithstanding any provision of this Agreement to the contrary, profits, gains, and losses of the Partnership and items thereof through the close of business on the day immediately prior to the Closing Date shall be allocated by the Partnership in a manner permitted by Section 706 of the Code as selected by TRG and reasonably acceptable to PacTel. In the event that TRG elects to close its books for tax purposes and the Closing Date occurs on a day other than on the last day of a month, the Partnership shall close its books for tax purposes as of the end of such month and all profits, gains and losses of the Partnership for the month in which the Closing occurs shall be prorated for tax purposes on an equal, per diem basis.

      6.2 Notices. All notices required, contemplated or sent under this Agreement shall be delivered (a) personally, (b) by confirmed facsimile transmission, (c) by next day courier service (e.g., Federal Express), or (d) by certified or registered mail, return receipt requested, addressed as follows:

            If to TRG, to:

                  200 East Long Lake Road
                  Suite 300
                  Bloomfield Hills, Michigan 48304
                  Attention:  Robert S. Taubman
                  Telecopy:  (810) 258-7601

            With a required copy to:

                  Miro Weiner & Kramer
                  Suite 100
                  500 North Woodward Avenue
                  Bloomfield Hills, Michigan  48304
                  Attention:  Jeffrey H. Miro, Esq.
                  Telecopy:  (810) 646-2681


            If to PacTel to:

                  Pacific Telesis Group
                  130 Kearny Street
                  Suite 3401
                  San Francisco, California  94108
                  Attention:  Frederick J. McIntosh
                  Telecopy:  (415) 391-9148

            and to:

                  The Yarmouth Group, Inc.
                  One Embarcadero Center
                  Suite 2101
                  San Francisco, California  94111
                  Attention:  Andrew Friedman
                  Telecopy:  (415) 392-3317

            With a required copy to:

                  Sheppard, Mullin, Richter & Hampton, LLP
                  Four Embarcadero Center
                  17th Floor
                  San Francisco, California  94111
                  Attention:  Joan H. Story, Esq.
                  Telecopy:  (415) 434-3947

All notices under this Agreement shall be deemed to have been properly given or served, (a) if delivered by hand or mailed, on the date of receipt or date of refusal to accept shown on the delivery receipt or return receipt, (b) if delivered by Federal Express or similar expedited overnight commercial carrier or courier, on the date that is one (1) business day after the date upon which the same shall have been delivered to Federal Express or similar expedited overnight commercial carrier, addressed to the recipient, with all shipping charges prepaid, provided that the same is actually received (or refused) by the recipient in the ordinary course, and (c) if sent by telecopier, on the date of confirmed delivery.

      6.3 Legal Fees and Other Costs. (a) TRG shall not be responsible, directly or indirectly, for any of PacTel's legal fees and any other costs incurred by it incident to the preparation, negotiation or execution of this Agreement or any other documents required pursuant hereto whether or not any of the transactions contemplated hereunder is consummated.

            (b) PacTel shall not be responsible, directly or indirectly, for any of TRG's or the Partnership's legal fees and any other costs incurred incident to the preparation, negotiation or execution of this Agreement or any other documents required pursuant hereto whether or not any of the transactions contemplated hereunder is consummated.

      6.4 Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto, and their respective successors and assigns.

       6.5 Governing Law. This Agreement shall be governed by, and shall be interpreted and construed in accordance with, the laws of the State of Michigan without regard to choice of law principles.

      6.6  Captions.   The  captions  used  throughout  this  Agreement  are for
convenience only and shall not be used in the interpretation or construction of this Agreement.

      6.7 References; Gender. Unless the context otherwise requires, references in this Agreement to Sections shall be deemed to refer to Sections of this Agreement. Throughout this Agreement, the use of masculine pronouns shall be deemed to include feminine and neuter pronouns as the context may require.

      6.8 Entire Agreement; Amendment. This Agreement and the documents and instruments executed by TRG and/or PacTel pursuant hereto or in connection herewith contain the entire agreement between the parties hereto with respect to the transaction contemplated herein, supersedes all prior written agreements and negotiations (including, without limitation the (i) term sheet letter, dated January 12, 1996, between TRG and PacTel, (ii) the Confidentiality Agreement, dated February 14, 1996, between TRG and PacTel, (iii) the letter agreement, dated March 14, 1996, from TRG to PacTel and (iv) the term sheet letter, dated June 13, 1996 between TRG and PacTel) and oral understandings, if any, and may not be amended, supplemented, or discharged except by performance or by an instrument in writing signed by all of the parties hereto.

      6.9 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by, or shall be invalid under, applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

       6.10 Time is of the Essence. Time is of the essence with respect to this Agreement.

       6.11 Public Disclosure. Neither PacTel nor TRG, each of whom is extremely sensitive to public announcements, will make any public announcement or other disclosure of the transaction described herein or the terms thereof without the consent of the other party, except as may be required by such party to comply with applicable securities and other laws, rules and regulations including the rules and requirements of the New York Stock Exchange. If either party determines that it is required by such laws, rules or requirements to make any public announcement or public disclosure prior to the Closing Date, the disclosing party, prior to such disclosure or announcement, shall notify the other party and shall deliver to the other party an opinion of its counsel that such disclosure is required by such laws, rules or requirements.

      6.12 Additional Actions and Documents. To the extent not inconsistent with the express terms of this Agreement, each of the parties hereto hereby covenants to take or cause to be taken such further actions, to execute, deliver, and file or cause to be executed, delivered, and filed such further documents and instruments, and to obtain such consents, as may be necessary or as may be reasonably requested in order to effectuate fully the purposes, terms, and conditions of this Agreement, whether before, at, or after the Closing.

      6.13 Waiver; Modification. Failure by any party hereto to insist upon or enforce any of its rights shall not constitute a waiver thereof, and nothing shall constitute a waiver of a party's right to insist upon strict compliance with the provisions hereof. Any party hereto may waive the benefit of any provision or condition for its benefit contained in this Agreement. No oral modification hereof shall be binding upon the parties, and any modification shall be in writing and signed by the parties.

      6.14 Cumulative Remedies. Each and every one of the rights, benefits and remedies provided to PacTel by this Agreement, or any instruments or documents executed pursuant to this Agreement, are cumulative, and shall not be exclusive of any other rights, remedies and benefits allowed by law or equity to PacTel. Each and every of the rights, benefits and remedies provided to TRG by this Agreement, or any instruments or documents executed pursuant to this Agreement, are cumulative, and shall not be exclusive of any other rights, remedies and benefits allowed by law or equity to TRG.

      6.15 Commission. PacTel represents and warrants to TRG, and TRG represents and warrants to PacTel, that no broker or agent has been engaged by such party in connection with the negotiation and/or consummation of this Agreement. Each of the parties hereto agrees to defend and indemnify the other party against any claims against the other party for any brokerage fees, finders' fees or commissions with respect to the transaction contemplated by this Agreement which are asserted by any person purporting to act or to have acted for or on behalf of the indemnifying party, and to pay the other party's reasonable attorneys' fees and disbursements in connection therewith.

      6.16 Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signature of, or on behalf of each party, or that the signatures of all persons required to bind any party, appear on each counterpart, but it shall be sufficient that the signature of or on behalf of each party, or the signatures of the persons required to bind any party, appear on one or more of such counterparts. All counterparts shall collectively constitute a single agreement.

      6.17 Exhibits and Schedules. The Exhibits and Schedules enumerated herein are attached hereto and incorporated herein by this reference. The Exhibits and Schedules are hereby made a part of this Agreement as fully as if set forth in the text hereof.

      IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                    BOSTON SAFE DEPOSIT AND TRUST COMPANY,
                                    AS TRUSTEE OF THE PACIFIC TELESIS GROUP
                                    MASTER PENSION TRUST

                                    By:  The Yarmouth Group, Inc., its
                                         authorized agent

                                         By:   /S/ANDREW FRIEDMAN
                                               ---------------------------------
                                               Andrew Friedman

                                         Its:  SENIOR VICE PRESIDENT
                                               ---------------------------------


                                                                        "PacTel"


                                    THE TAUBMAN REALTY GROUP LIMITED
                                    PARTNERSHIP, a Delaware limited partnership

                                         By:   /S/CORDELL A. LIETZ
                                               ---------------------------------
                                               Cordell A. Lietz

                                         Its:  Authorized Signatory
                                               ---------------------------------

                                                                           "TRG"